Exhibit 99.1

News Release

CONTACTS:	Jim Eglseder (Investors)	FOR IMMEDIATE RELEASE
	(513) 534-8424	June 11, 2013
Laura Wehby (Investors)
(513) 534-7407
Larry Magnesen (Media)
(513) 534-8055

FIFTH THIRD BANCORP ANNOUNCES CONVERSION OF SHARES OF SERIES G PREFERRED

AND CASH DIVIDEND ON ITS SERIES G PREFERRED

Fifth Third Bancorp (“Fifth Third;” Nasdaq: FITB) today announced that the board of directors has authorized the conversion into Fifth Third’s common stock, no par value (“Common Stock”), of all outstanding shares of Fifth Third’s 8.50% Non-Cumulative Convertible Perpetual Preferred Stock, Series G (“Series G Preferred Stock”), which shares are represented by depositary shares each representing 1/250th of a share of Series G Preferred Stock (“Depositary Shares”), pursuant to the Amended Articles of Incorporation of Fifth Third Bancorp, as amended (“Articles”).

Accordingly, effective as of the close of the market on July 1, 2013 (“Conversion Date”) Fifth Third will convert all 16,450 outstanding shares of Series G Preferred Stock, which shares are represented by 4,112,500 Depositary Shares, into shares of Fifth Third’s Common Stock in accordance with the terms and conditions set forth in the Articles. Each share of Series G Preferred Stock is convertible into 2,159.8272 shares of Common Stock on the Conversion Date, subject only to any anti-dilution rate adjustment as may be required by the Articles. Provided no anti-dilution rate adjustment is required, each Depositary Share will be convertible into 8.6393 shares of Common Stock, and the aggregate number of shares of Common Stock issuable upon the conversion will be approximately 35,529,160 shares. The shares of Common Stock issuable upon the conversion are already included in Fifth Third’s fully diluted share calculations in its historical financial statements. Following the conversion, the newly issued shares of Common Stock will also be included in Fifth Third’s actual shares outstanding.

Upon the conversion, the Depositary Shares (Nasdaq: FITBP) will be delisted from the NASDAQ Global Select Market (the “Exchange”) and withdrawn from such Exchange. The Depositary Shares will no longer trade on the Exchange after the market closes on the Conversion Date.

Additionally, Fifth Third’s board of directors has declared a final cash dividend of $543.06 per share on all outstanding shares of Series G Preferred Stock, which equates to approximately $2.172 for each Depositary Share. This final Series G dividend covers the full dividend period that began on March 31, 2013 and the partial dividend period that will end on the Conversion Date. The final Series G dividend is payable on Monday, July 1, 2013 to shareholders of record as of Friday, June 21, 2013.

Corporate Profile

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio. As of March 31, 2013, Fifth Third had $121 billion in assets and operated 18 affiliates with 1,321 full-service Banking Centers, including 104 Bank Mart® locations open seven days a week inside select grocery stores and 2,426 ATMs in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Pennsylvania, Missouri, Georgia and North Carolina. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending, and Investment Advisors. Fifth Third also has a 28% interest in Vantiv Holding, LLC. Fifth Third is among the largest money managers in the Midwest and, as of March 31, 2013, had $318 billion in assets under care, of which it managed $27 billion for individuals, corporations and not-for-profit organizations. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.”

Forward-Looking Statements

This news release contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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